UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-14003 (Commission File Number)	76-0562134 (I.R.S. Employer Identification No.)
2105 City West Blvd., Suite 500 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 623-0060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01 Other Events

On June 7, 2016, Omega Protein Corporation (the “Company”) posted on its website at www.omegaprotein.com a presentation regarding the Company and its pending proxy contest against Wynnefield Partners Small Cap Value, L.P. and its affiliates (“Wynnefield”) and a supplemental slide to the presentation regarding the lawsuit filed by Wynnefield. Copies of the presentation and the supplemental slide to the presentation are included as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Exhibits.

99.1	Omega Protein Corporation Presentation dated June 2016.
99.2	Supplemental Slide dated June 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: June 7, 2016	/s/ John D. Held
John D. Held Executive Vice President and General Counsel